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                                                                   EXHIBIT 23(e)




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 333-76347) and S-3 (Nos. 333-73922) of Consumers Energy Company of our report dated February 18, 2004 relating to the financial statements of Midland Cogeneration Venture L.P. which appears in the Consumers Energy Company Form 10-K for the year ended December 31, 2003.




PricewaterhouseCoopers LLP

Detroit, Michigan
March 10, 2004